Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of PACCAR Inc (the “Company”) on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark C. Pigott, Chairman and Chief Executive Officer of this Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge and belief:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark C. Pigott
Mark C. Pigott
Chairman and
Chief Executive Officer
PACCAR Inc

August 9, 2002